UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2007

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

80 South 8th Street, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402-8773 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On July 27, 2007, Wits Basin Precious Minerals Inc. (the “Registrant”) entered into (i) that certain Sale of Shares and Claims Agreement by and among the Registrant, SSC Mandarin Group Limited (“SSC Mandarin”) and China Global Mining Resources Limited, a British Virgin Islands corporation (“China Global BVI”) and (ii) that certain Sale of Shares and Claims Agreement by and among the Registrant, SSC Mandarin and China Global Mining Resources Limited, a Hong Kong corporation (“China Global HK”) (the agreements shall collectively be referred to herein as the “CGMR Agreements”), pursuant to which Registrant acquired from SSC Mandarin 100% of the equity interest in China Global BVI and China Global HK for a purchase price of 10,000 Hong Kong Dollars (approximately $1,250) for each entity. China Global BVI holds rights to acquire interests in various mining properties located in the People’s Republic of China (the “PRC”). Prior to the acquisition of China Global BVI, Registrant made loans China Global BVI for the purpose of investments and financings used toward such mining properties, and holds promissory notes from China Global BVI in the aggregate amount of approximately $8.9 million. These notes are set to mature on December 31, 2007, and are secured by China Global BVI’s rights to a supply agreement relating to the purchase of nickel and in various agreements underlying China Global BVI’s interests in the mining properties. China Global HK is a shell corporation created for the purpose of obtaining rights to the name China Global in Hong Kong. Registrant disclosed its entry into the CGMR Agreements and information relating to the holdings of China Global BVI in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2007, which is incorporated herein by reference. Registrant has yet to receive from SSC Mandarin documents of title relating to China Global BVI and China Global HK and other closing deliverables in accordance with the terms of the CGMR Agreements. Registrant has on numerous occasions demanded that SSC Mandarin transfer such documents to Registrant in accordance with the terms of the CGMR Agreements.

On October 15, 2007, the Registrant received a notice of termination of the CGMR Agreements from SSC Mandarin. SSC Mandarin alleges that the parties agreed to certain amended terms to the CGMR Agreements, and that Registrant has breached those amended terms. Registrant denies that such amended terms were ever agreed upon, and asserts that the CGMR Agreements have been executed and delivered by the respective parties and that consideration for the transfer of equity interest has been paid by Registrant to SSC Mandarin. Accordingly, Registrant believes that the CGMR Agreements have been consummated and are not terminable.

Registrant is in discussions with SSC Mandarin to resolve the issue, and intends to fully exercise its rights in enforcing the terms of the CGMR Agreements and its equity interest in both China Global BVI and China Global HK.

Item 8.01 Other Events.

On October 15, 2007, Easyknit Enterprises Holdings Limited and Race Merger, Inc. (collectively referred to as “Easyknit”), filed an Answer and Counterclaim in Registrant’s declaratory judgment action whereby it seeks a declaration by the Court that it is entitled to terminate the merger agreement based on its dissatisfaction with due diligence and a material adverse change in the financial condition of Easyknit and unspecified damages for breach of contract to potentially include in excess of $2 million for lost out of pocket expenses and in excess of $300 million for lost profits. Easyknit’s counterclaims seek a declaratory judgment that (1) Easyknit is entitled to a $30 million termination fee in the event that Registrant terminates the merger agreement and (2) that Easyknit is entitled to a $30 million termination fee in the event that Easyknit terminates the merger agreement based on Registrant’s alleged breach of the terms of the merger agreement. Registrant does not believe Easyknit’s counterclaims are meritorious, and intends to vigorously defend against these counterclaims.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to purchase any securities. An offer of securities in the United States pursuant to a business combination transaction will only be made through a prospectus which is part of an effective registration statement filed with the Securities and Exchange Commission (the “SEC”). In connection with the Registrant’s proposed merger with Easyknit, as previously disclosed by the Registrant in certain of its filings with the SEC, Easyknit will file a registration statement on Form F-4, which will include a proxy statement of Registrant that also constitutes a prospectus of Easyknit, and other documents with the SEC. Such registration statement, however, is not currently available. SHAREHOLDERS OF REGISTRANT ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4 AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The final proxy statement/prospectus will be mailed to shareholders of Registrant. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing relevant information about Registrant and Easyknit without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the proxy statement/prospectus will also be available, without charge, once they are filed with the SEC by directing a request to Registrant’s Investor Relations at Lighthouse Communications (866) 739-0390 or info@lhcom.bz.

Easyknit and Registrant, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Registrant’s shareholders with respect to the proposed merger. Information about Easyknit’s directors and executive officers will be available in Registrant’s proxy statement to be filed with the SEC as referenced above. Information about Registrant’s directors and officers will be available in Registrant’s proxy statement to be filed with the SEC as referenced above, and is currently available in Registrant’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on April 16, 2007 and other public filings with the SEC made by Registrant. Other information about the participants in the proxy solicitation and a description of their direct and indirect interests (by security holdings or otherwise) will be contained in the proxy statement and other relevant materials after they are filed with the SEC.

The statements included in this Current Report on Form 8-K concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. This Current Report contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially. Such statements are valid only as of today, and we disclaim any obligation to update this information. These statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes. These risks and uncertainties include, without limitation, the parties’ ability to consummate or terminate the merger, and other risks and uncertainties described in the Registrant’s filings from time to time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: October 19, 2007	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer